                                                                    EXHIBIT (16)

                         LIT ASSET ALLOCATION PORTFOLIO

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T) n    =  ERV
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,138.72    =  ERV
One year period ended 12/31/96..............................          1    =   n
TOTAL RETURN FOR THE PERIOD.................................     13.87%    =  T
TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,665.19    =  ERV
One year period ended 12/31/96..............................          5    =   n
TOTAL RETURN FOR THE PERIOD.................................     10.74%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,660.70    =  ERV
Inception through 12/31/96..................................       9.51    =   n
TOTAL RETURN FOR THE PERIOD.................................     10.84%    =  T

                         LIT ASSET ALLOCATION PORTFOLIO

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................    ERV - P    =  T
                                                               ---------
                                                                  P
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,660.70    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    166.07%    =  T

                         LIT DOMESTIC INCOME PORTFOLIO

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,066.78    =  ERV
One year period ended 12/31/96..............................          1    =   n
TOTAL RETURN FOR THE PERIOD.................................      6.68%    =  T
TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,620.82    =  ERV
Five years ended 12/31/96...................................          5    =   n
TOTAL RETURN FOR THE PERIOD.................................     10.14%    =  T

                         LIT DOMESTIC INCOME PORTFOLIO
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Net Asset Value.............................................      $8.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,011.40    =  ERV
Inception through 12/31/96..................................       9.16    =   n
TOTAL RETURN FOR THE PERIOD.................................      7.93%    =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................    ERV - P    =  T
                                                                      P
Net Asset Value.............................................      $8.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,011.40    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    101.14%    =  T



LIT DOMESTIC INCOME PORTFOLIO



                                   Total Income         -      Total Expenses
   Formula                    -----------------------                                                         =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
                                                                                   )+1) 6 )-1) n 2]
                                     $129,472           -          $10,220
                              -----------------------                                                         =     7.55%
                                     2,402,285          X           $8.01
                [((((
                                                                                   )+1) 6 )-1) n 2]

                            LIT DOMESTIC INCOME FUND



                        CALCULATION OF DISTRIBUTION RATE


                         PERIOD ENDED DECEMBER 31, 1996



                        Current Annual Income Per Share


                             Current Offering Price



  $.732  = 9.14%
  $8.01

                         LIT EMERGING GROWTH PORTFOLIO
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $13.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,165.53    =  ERV
One year period ended 12/31/96..............................          1    =   n
TOTAL RETURN FOR THE PERIOD.................................     16.55%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $13.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,366.00    =  ERV
Inception through 12/31/96..................................        1.5    =   n
TOTAL RETURN FOR THE PERIOD.................................     23.11%    =  T

                         LIT EMERGING GROWTH PORTFOLIO
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................  ERV - P    =  T
                                                             ---------
                                                                 P
Net Asset Value.............................................   $13.66
Initial Investment..........................................  $1,000.00   = P
Ending Redeemable Value.....................................  $1,366.00   = ERV
TOTAL RETURN FOR THE PERIOD.................................   36.60%     = T

                            LIT ENTERPRISE PORTFOLIO
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $16.26
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,247.96    =  ERV
One year period ended 12/31/96..............................          1    =   n
TOTAL RETURN FOR THE PERIOD.................................     24.80%    =  T
TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $16.26
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,934.42    =  ERV
One year period ended 12/31/96..............................          5    =   n
TOTAL RETURN FOR THE PERIOD.................................     14.11%    =  T
TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $16.26
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $3,334.16    =  ERV
One year period ended 12/31/96..............................         10    =   n
TOTAL RETURN FOR THE PERIOD.................................     12.80%    =  T

                              LIT ENTERPRISE FUND
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................     $16.26
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $3,110.81    =  ERV
Inception through 12/31/96..................................      10.74    =   n
TOTAL RETURN FOR THE PERIOD.................................     11.14%    =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................    ERV - P    =  T
                                                                      P
Net Asset Value.............................................     $16.26
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $3,110.81    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    211.08%    =  T

                          LIT GLOBAL EQUITY PORTFOLIO

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................    P(1+T) n     =  ERV
Net Asset Value.............................................       $11.66
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $1,167.22    =  ERV
One year period ended 12/31/96..............................            1    =   n
TOTAL RETURN FOR THE PERIOD.................................       16.72%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    P(1+T) n     =  ERV
Net Asset Value.............................................       $11.66
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $1,203.41    =  ERV
Inception through 12/31/96..................................          1.5    =   n
TOTAL RETURN FOR THE PERIOD.................................       13.14%    =  T

                          LIT GLOBAL EQUITY PORTFOLIO

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


Formula.....................................................    ERV - P    =  T
                                                               ---------
                                                                   P
Net Asset Value.............................................     $11.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,203.41    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     20.34%    =  T

                            LIT GOVERNMENT PORTFOLIO

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,021.17    =  ERV
One year period ended 12/31/96..............................          1    =   n
TOTAL RETURN FOR THE PERIOD.................................      2.12%    =  T
TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,301.38    =  ERV
Five years ended 12/31/96...................................          5    =   n
TOTAL RETURN FOR THE PERIOD.................................      5.41%    =  T
TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,959.29    =  ERV
Ten years ended 12/31/96....................................         10    =   n
TOTAL RETURN FOR THE PERIOD.................................      6.96%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $8.66
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,042.11    =  ERV
Inception through 12/31/96..................................      10.74    =   n
TOTAL RETURN FOR THE PERIOD.................................      6.87%    =  T

                            LIT GOVERNMENT PORTFOLIO

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................  ERV - P     =   T
                                                                    P
Net Asset Value.............................................    $8.66
Initial Investment..........................................  $1,000.00   =   P
Ending Redeemable Value.....................................  $2,042.11   =   ERV
TOTAL RETURN FOR THE PERIOD.................................  104.21%     =   T


LIT GOVERNMENT PORTFOLIO


                                   Total Income         -      Total Expenses
   Formula                    -----------------------                                                         =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
                                                                                   )+1) 6 )-1) n)2]
                                     $325,135           -          $29,584
                              -----------------------                                                         =     6.25%
                                     6,641,520          X           $8.66
                [((((
                                                                                   )+1) 6) -1) n)2]

                              LIT GOVERNMENT FUND



                        CALCULATION OF DISTRIBUTION RATE


                         PERIOD ENDED DECEMBER 31, 1996



                        Current Annual Income Per Share


                             Current Offering Price



  $0.57  = 6.57%
  $8.67

                        LIT GROWTH AND INCOME PORTFOLIO
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................  P(1+T) n     =  ERV
Net Asset Value.............................................      $9.97
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $997.00    =  ERV
Inception through 12/31/96..................................       0.02    =   n
TOTAL RETURN FOR THE PERIOD.................................   (13.95%)    =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula.....................................................    ERV - P    =  T
                                                                      P
Net Asset Value.............................................      $9.97
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $997.00    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    (0.30%)    =  T

                           LIT REAL ESTATE PORTFOLIO

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T)(n)    =  ERV
Net Asset Value.............................................     $14.78
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,405.33    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     40.53%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,522.62    =  ERV
Inception through 12/31/96..................................       1.50    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     32.35%    =  T
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    ERV - P    =  T
                                                                      P
Net Asset Value.............................................     $11.35
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,522.62    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     52.26%    =  T